SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 10, 2008
MASSBANK Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15137	04-2930382

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification Number
incorporation)
123 Haven Street, Reading, Massachusetts 01867
(Address of principal executive offices)
                              (781) 662-0100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor for Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking information, including information concerning MASSBANK Corp. (the “Company”) and expectations concerning the acquisition of the Company by Eastern Bank Corporation (the “Merger”). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to be materially different from the results and performance expressed or implied by the forward-looking statements. Forward-looking statements include, but are not limited to, statements concerning the Company’s belief, expectations or intentions concerning the Company’s future performance and the likelihood that the Merger will in fact occur in a timely manner. These statements reflect the Company’s current views. They are based on numerous assumptions and are subject to numerous risks and uncertainties relating to the Merger, including obtaining all requisite regulatory approvals in a timely fashion, obtaining the timely approval of the Company’s shareholders, absence of a material adverse effect on the Company, satisfaction of all other conditions to the Merger and timely closing of the Merger by both parties.

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Ex-2.1 Agreement and Plan of Merger, dated March 10, 2008
Ex-4.1 Amendment to Shareholders Rights Agreement, dated as of March 10, 2008
Ex-99.1 Form of Voting Agreement
Ex-99.2 Press Release issued on March 10, 2008

ITEM 1.01. Entry into a Material Definitive Agreement.
Merger Agreement
     On March 10, 2008, the Company, MASSBANK, a wholly owned subsidiary of the Company (the “Company Bank”), Eastern Bank Corporation, a Massachusetts chartered mutual bank holding company (“Eastern”), Eastern Bank, a Massachusetts-chartered savings bank and wholly owned subsidiary of Eastern (“Eastern Bank”), and Minuteman Acquisition Corp., a wholly owned subsidiary of Eastern (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Merger Sub will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). As a result of the Merger, the Company will become a wholly owned subsidiary of Eastern.
     Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, $1.00 par value, of the Company (other than any such shares owned by Eastern or the Company, or by any Company shareholders who are entitled to and properly exercise dissenter’s rights under Delaware law) will be converted into the right to receive $40.00 in cash, without interest (the “Merger Consideration”). Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of the Company that is outstanding will be cancelled and the holder of such option will receive a cash per share payment equal to the product of (x) the excess, if any, of the Merger Consideration over the applicable exercise price of such option and (y) the number of shares of the Company’s common stock issuable upon exercise of the option less any applicable withholding taxes.
     The Merger Agreement has been approved by the Company’s Board of Directors and the Company Bank’s Board of Directors, and the transactions contemplated by the Merger Agreement are subject to, among other things, the approval of the Merger Agreement by the shareholders of the Company, the receipt of requisite state and federal regulatory approvals, and other customary conditions. Officers and directors of the Company holding approximately 384,694 shares of the Company’s common stock have agreed to vote their shares in favor of the transaction.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.
     In connection with the Merger Agreement, on March 10, 2008, the Company entered into an Amendment to Shareholder Rights Agreement (the “Amendment”) by and between the Company and American Stock Transfer and Trust Company, as rights agent (“AST”). Pursuant to the Amendment, the execution and delivery of the Merger Agreement, the execution and delivery of the Voting Agreements, the consummation of the Merger, and the consummation of the other transactions contemplated in the Merger Agreement will not be deemed to result in events that authorize the exercise of the rights under the Company’s Shareholder Rights Agreement. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto, and is incorporated into this report by reference.
     In connection with the transaction, the Company and Eastern issued a joint press release, which is filed as Exhibit 99.2 hereto and is incorporated herein by reference.
Additional Information and Where to Find It
     The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the transaction (the “Proxy Statement”). The Proxy Statement will contain important information about the Company, Eastern, the transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.
     Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.
     In addition, documents filed by the Company with the SEC, including filings that will be incorporated by reference in the Proxy Statement, can be obtained, without charge, upon written request addressed to the Secretary, 123 Haven Street, Reading, Massachusetts 01867.
     The Company, Eastern and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the SEC on March 15, 2007, and its proxy statement for its 2007 annual meeting, as filed with the SEC on March 16, 2007. Information about Eastern’s directors, executive officers and other members of management is available from its 2006 Annual Report, which can be obtained for free from its website at www.easternbank.com, and will also be available in a Schedule 13D to be filed by Eastern with the SEC. Additional information regarding the interests of those participants may be obtained by reading the Proxy Statement regarding the proposed transaction when it becomes available. INVESTORS AND SECURITY HOLDERS SHOULD READ THE PROXY STATEMENT AND OTHER DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY BEFORE MAKING A DECISION.
Cautionary Statement
     The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.
     The representations, warranties and covenants made by the parties in the Merger Agreement are qualified and limited, including by information in the schedules referenced in the Merger Agreement that the Company delivered in connection with the execution of the Merger Agreement. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Merger Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or their affiliates.
     This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.
ITEM 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of March 10, 2008, among Eastern Bank Corporation, Eastern Bank, Minuteman Acquisition Corp., MASSBANK Corp. and MASSBANK*

Exhibit No.	Exhibit

4.1	Amendment to Shareholder Rights Agreement, dated as of March 10, 2008, by and between MASSBANK Corp. and American Stock Transfer and Trust Company*

99.1	Form of Voting Agreement*

99.2	Press Release issued by MASSBANK Corp. and Eastern Bank Corporation on March 10, 2008*

* Filed herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSBANK CORP.
Date: March 11, 2008	By:	/s/ Reginald E. Cormier
		Name:	Reginald E. Cormier
		Title:	Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 10, 2008, among Eastern Bank Corporation, Eastern Bank, Minuteman Acquisition Corp., MASSBANK Corp. and MASSBANK*

4.1	Amendment to Shareholder Rights Agreement, dated as of March 10, 2008, by and between MASSBANK Corp. and American Stock Transfer and Trust Company*

99.1	Form of Voting Agreement*

99.2	Press Release issued by MASSBANK Corp. and Eastern Bank Corporation on March 10, 2008*

* Filed herewith.